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                                                                    Exhibit 99.4

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary B. Horton, Treasurer of U-HAUL, International, Inc. certify that

1. the Quarterly Report of U-Haul International, Inc. on Form 10-Q for the quarterly period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of U-Haul International, Inc.

                                        /s/ Gary B. Horton
                                        ------------------
                                        Gary B. Horton
                                        Treasurer
                                        February 14, 2003